UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 10, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

             001-16503                                     98-0352587
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     (Commission File Number)                  (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 10, 2007, Willis Group Holdings Limited announced the appointment of Gregory Arms, CEO, Employee Benefits; Peter C. Hearn, CEO, Willis Re; Valerie Di Maria, Group Director - Marketing & Communications, Dominic Samengo-Turner, CEO, Global Markets; Susan Sztuka, Group Director - HR; and Joseph J. Trotti - CEO, Global Specialties; as members of the Partners Group and as officers of the Company.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WILLIS GROUP HOLDINGS LIMITED


Date: April 16, 2007.                        By: /s/ Mary E Caiazzo
                                                 -----------------------
                                             Name:  Mary E. Caiazzo
                                             Title: Chief Legal Officer